                                                                    Exhibit 10.1

                         PARALLEL PETROLEUM CORPORATION
                             1992 STOCK OPTION PLAN

                             I. Purpose of the Plan

      The PARALLEL PETROLEUM CORPORATION 1992 STOCK OPTION PLAN (the "Plan") is intended to provide a means whereby certain employees and directors who are not employees ("Nonemployee Directors") of PARALLEL PETROLEUM CORPORATION, a Delaware corporation (the "Company"), and its subsidiaries may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Plan provides for granting certain employees and Nonemployee Directors the option ("Option") to purchase shares of the common stock of the Company ("Stock"), as hereinafter set forth. Options granted under the Plan to employees may be either incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), ("Incentive Stock Options") or options which do not constitute Incentive Stock Options. Options granted under the Plan to Nonemployee Directors will be options which do not constitute Incentive Stock Options.

                               II. Administration

      The Plan shall be administered by the Board of Directors of the Company (the "Board") or by a committee (the "Committee") of two or more directors of the Company appointed by the Board. If the Plan is administered by the Board, each member of the Board shall not be eligible, and shall not have been eligible at any time within one year prior to his or her appointment to the Board, to participate in the Plan or in any other stock, stock option or stock appreciation rights plan of the Company or any of its affiliates ("Company Stock Plan"), other than the eligibility of Nonemployee Directors to participate in the Plan pursuant to paragraph (b) of Article IV or eligibility to participate in any other Company Stock Plan which would not cause such individuals to cease to be "disinterested persons" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "1934 Act"). Moreover, members of the Committee shall not be eligible, and shall not have been eligible at any time within one year prior to their appointment to the Committee, to participate in a Company Stock Plan, other than the eligibility of Nonemployee Directors to participate in the Plan pursuant to paragraph (b) of Article IV or eligibility to participate in any other Company Stock Plan which would not cause such members to cease to be "disinterested persons" within the meaning of Rule 16b-3 under the 1934 Act. If a Committee is not appointed by the Board, the Board shall act as and be deemed to be the Committee for all purposes of the Plan other than the immediately preceding sentence. The Committee shall have sole authority to select the employees who are to be granted Options from among those eligible hereunder and to establish the number of shares which may be issued to employees under each Option. The Committee is authorized to interpret the Plan and may from time to time adopt such rules and regulations, consistent with the provisions of the Plan, as it may deem advisable to carry out the Plan. All decisions made by the Committee in selecting the employees to whom Options shall be granted, in establishing the number of shares which may be issued to employees under each Option and in construing the provisions of the Plan shall be final.

                             III. Option Agreements

      Each Option granted to an employee shall be evidenced by an Employee Option Agreement in the form of either Exhibit 1 or Exhibit 2 attached to this Plan, and shall contain such other additional terms and conditions, and may be exercisable for such periods, as may be approved by the Committee, subject, however, to the express provisions of this Plan. The terms and conditions of the respective Employee Option Agreements need not be identical. Specifically, an Employee Option Agreement may provide for the payment of the option price, in whole or in part, (i) in cash at the time of such exercise, (ii) by the delivery of a number of shares of Stock (plus cash if necessary) having a fair market value on the date of delivery equal to such option price, or (iii) any combination of (i) and (ii) above. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the mean of the reported high and low sales prices of the Stock on the stock exchange composite tape if the Stock is traded on a stock exchange on that date, or if no prices are reported on that date, on the last preceding date on which such prices of the Stock are so reported. If the Stock is traded over the counter at the time a determination of its fair market value is required to be made hereunder, its fair market value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Stock on the most recent date on which Stock was publicly traded. In the event Stock is not publicly traded at the time a determination of its value is required to be made hereunder, the determination of its fair market value shall be made by the Committee in such manner as it deems appropriate. Each Option granted to a Nonemployee Director shall be evidenced by a Nonemployee Option Agreement in the form attached to this Plan as Exhibit 3. Each Option and all rights granted thereunder shall not be transferable other than by will or the laws of descent and distribution, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

                           IV. Eligibility of Optionee

      (a) Subject to the provisions of Article II and paragraphs (b) and (c) below, Options may be granted only to individuals who are key employees (including officers and directors who are also key employees) of the Company or any parent or subsidiary corporation (as defined in Section 424 of the Code) of the Company at the time the Option is granted. Options may be granted to the same employee on more than one occasion.

      (b) Subject to the limitation on the number of shares of stock set forth in Article V, (i) each individual who is a Nonemployee Director on March 1, 1992 is hereby granted, effective as of such date, an Option to purchase 25,000 shares of Stock and (ii) each individual who becomes a Nonemployee Director following March 1, 1992 shall be granted, effective the Monday following such individual's election to the Board as a Nonemployee Director, an Option to purchase 25,000 shares of Stock.

      (c) No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporation, within the meaning of Section 422(b)(6) of the Code, unless (i) at the time such Option is granted the option price is at least 110% of the fair market value of the Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant. To the extent that the aggregate fair market value (determined at the time the respective Incentive Stock Option is granted) of stock with respect to which Incentive Stock Options granted after 1986 are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its parent and subsidiary corporations exceeds $100,000, such Incentive Stock Options shall be treated as options which do not constitute Incentive Stock Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an employee optionee's Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the employee optionee of such determination as soon as practicable after such determination.

                          V. Shares Subject to the Plan

      The aggregate number of shares which may be issued under Options granted under the Plan shall not exceed 750,000 shares of Stock. Such shares may consist of authorized but unissued shares of Stock or previously issued shares of Stock reacquired by the Company. Any of such shares which remain unissued and which are not subject to outstanding Options at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times make available a sufficient number of shares to meet the requirements of the Plan. Should any Option hereunder expire or terminate prior to its exercise in full, the shares theretofore subject to such Option may again be subject to an Option granted under the Plan. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Paragraph IX hereof with respect to shares of Stock subject to Options then outstanding. Exercise of an Option in any manner shall result in a decrease in the number of shares of Stock which may thereafter be available, both for purposes of the Plan and for sale to any one individual, by the number of shares as to which the Option is exercised. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of any Option which does not constitute an Incentive Stock Option.

                                VI. Option Price

      Subject to the provisions of Article VII, the purchase price of Stock issued under each Option shall be the fair market value of Stock subject to the Option on the date the Option is granted.

                    VII. Options Exchanged for Prior Options

      An Option may be granted in exchange for an individual's right and option to purchase shares of Stock pursuant to the terms of an agreement that existed prior to the date such Option is granted ("Prior Option"). An Option Agreement that grants an Option in exchange for a Prior Option shall provide for the surrender and cancellation of the Prior Option. The purchase price of Stock issued under an Option granted in exchange for a Prior Option shall be determined by the Committee and, such purchase price may, without limitation, be equal to the price for which the optionee could have purchased Stock under the Prior Option.

                               VIII. Term of Plan

      The Plan shall be effective upon the date of its adoption by the Board. Except with respect to Options then outstanding, if not sooner terminated under the provisions of Paragraph X, the Plan shall terminate upon and no further Options shall be granted after the expiration of ten years from the date of its adoption by the Board.

                     IX. Recapitalization or Reorganization

      (a) The existence of the Plan and the Options granted hereunder shall not affect in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

      (b) The shares with respect to which Options may be granted are shares of Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Stock or the payment of a stock dividend on Stock without receipt of consideration by the Company, the number of shares of Stock with respect to which such Option may thereafter be exercised (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

      (c) If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise of an Option theretofore granted the optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock and securities to which the optionee would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. If (i) the Company shall not be the surviving entity in any merger or consolidation (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company sells, leases or exchanges or agrees to sell, lease or exchange all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iii) the Company is to be dissolved and liquidated, (iv) any person or entity, including a "group" as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of Stock, or (v) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election shall cease to constitute a majority of the Board (each such event is referred to herein as a "Corporate Change"), then effective as of a date (selected by the Committee) within (a) ten days after the approval by the shareholders of the Company of such merger, consolidation, sale, lease or exchange of assets or dissolution or such election of directors or (b) thirty days of such change of control, the Committee, acting in its sole discretion without the consent or approval of any optionee, shall effect one or more of the following alternatives with respect to the then outstanding Options held by employees, which may vary among individual employee optionees: (1) accelerate the time at which such Options may be exercised so that such Options may be exercised in full for a limited period of time on or before a specified date (before or after such Corporate Change) fixed by the Committee, after which specified date all unexercised Options and all rights of employee optionees thereunder shall terminate, (2) require the mandatory surrender to the Company by selected employee optionees of some or all of such Options (irrespective of whether such Options are then exercisable under the provisions of the Plan) as of a date, before or after such Corporate Change, specified by the Committee, in which event the Committee shall thereupon cancel such Options and pay to each employee optionee an amount of cash per share equal to the excess of the amount calculated in Subparagraph (d) below (the "Change of Control Value") of the shares subject to such Option over the exercise price(s) under such Options for such shares, (3) make such adjustments to such Options as the Committee deems appropriate to reflect such Corporate Change (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary to such Options) or (4) provide that thereafter upon any exercise of an Option theretofore granted the employee optionee shall be entitled to purchase under such Option, in lieu of the number of shares of Stock as to which such Option shall then be exercisable, the number and class of shares of stock or other securities or property to which the employee optionee would have been entitled pursuant to the terms of the agreement of merger, consolidation or sale of assets and dissolution if, immediately prior to such merger, consolidation or sale of assets and dissolution the employee optionee had been the holder of record of the number of shares of Stock as to which such Option is then exercisable. In the event of a Corporate Change, as described in the immediately preceding sentence, any then outstanding Options held by Nonemployee Directors shall become fully exercisable on the fifth day following the approval by the shareholders of the Company of such Corporate Change.

      (d) For the purposes of clause (2) in paragraph (c) above, the "Change of Control Value" shall equal the amount determined in clause (i), (ii) or (iii), whichever is applicable, as follows: (i) the per share price offered to shareholders of the Company in any such merger, consolidation, sale of assets or dissolution transaction, (ii) the price per share offered to shareholders of the Company in any tender offer or exchange offer whereby a Corporate Change takes place, or (iii) if such Corporate Change occurs other than pursuant to a tender or exchange offer, the fair market value per share of the shares into which such Options being surrendered are exercisable, as determined by the Committee as of the date determined by the Committee to be the date of cancellation and surrender of such Options. In the event that the consideration offered to shareholders of the Company in any transaction described in this Subparagraph (d) or Subparagraph (c) above consists of anything other than cash, the Committee shall determine the fair cash equivalent of the portion of the consideration offered which is other than cash.

      (e) Any adjustment provided for in Subparagraphs (b) or (c) above shall be subject to any required shareholder action.

      (f) Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to Options theretofore granted or the purchase price per share.

                     X. Amendment or Termination of the Plan

      The Board in its discretion may terminate the Plan at any time with respect to any shares for which Options have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part thereof from time to time, provided, that no change in any Option theretofore granted may be made which would impair the rights of the optionee without the consent of such optionee; and provided, further, that the Board may not make any alteration or amendment which would materially increase the benefits accruing to participants under the Plan, increase the aggregate number of shares which may be issued pursuant to the provisions of the Plan, change the class of individuals eligible to receive Options under the Plan, or extend the term of the Plan, without the approval of the shareholders of the Company.

                               XI. Securities Laws

      The Company shall not be obligated to issue any Stock pursuant to any Option granted under the Plan at any time when the shares covered by such Option have not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares.

                                    EXHIBIT 1

                       NONSTATUTORY STOCK OPTION AGREEMENT

      AGREEMENT made as of the ______ day of _____________, 1992, between PARALLEL PETROLEUM CORPORATION, a Delaware corporation (the "Company"), and ____________________ ("Employee").

      To carry out the purposes of the PARALLEL PETROLEUM CORPORATION 1992 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

      1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement; provided, however, that the grant of this Option is subject to, and contingent upon, approval of the Plan by the shareholders of the Company. This Option shall not be treated as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $__________ per share, which has been determined to be the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

      3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its President or Chief Executive Officer, at any time and from time to time after the date the Plan is approved by the shareholders of the Company, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:



                                                    Percentage of
                                                   Shares That May
          Number of Full Years                      Be Purchased
          --------------------                    ----------------
Less than   _____ year                                 _____%

            _____ year                                 _____%

            _____ years                                _____%

            _____ years                                _____%

            _____ years                                _____%

            _____ years                                _____%

            _____ years or more                        _____%

      This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during Employee's lifetime and while Employee remains an employee of the Company, except that:

      (a) If Employee's employment with the Company terminates by reason of disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised in full by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of one year following such termination.

      (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option in full at any time during the period of one year following the date of Employee's death.

      (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, unless Employee is terminated for cause, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder upon exercise of this Option as of the date Employee's employment so terminates. For purposes of this Agreement, "cause" shall mean Employee's gross negligence or willful misconduct in performance of the duties of Employee's employment, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

      This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of (a) or (b). No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

      4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if

Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise.

      5. Status of Stock. Employee understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law. The Company may effect such a registration in the future; however, until the shares of Stock acquirable upon the exercise of the Option have been registered for issue under the Act, the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

      Employee agrees that the shares of Stock which Employee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Employee also agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

      In addition, Employee agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

      6. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 425 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee, and its determination shall be final.

      7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

      8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                                       PARALLEL PETROLEUM CORPORATION

                                       By:
                                           ____________________________

                                           ____________________________
                                                    Employee

                                    EXHIBIT 2

                        INCENTIVE STOCK OPTION AGREEMENT

      AGREEMENT made this _____ day of _________________, 1992, between PARALLEL PETROLEUM CORPORATION, a Delaware corporation (the "Company"), and ("Employee").

      To carry out the purposes of the PARALLEL PETROLEUM CORPORATION 1992 STOCK OPTION PLAN (the "Plan"), by affording Employee the opportunity to purchase shares of the common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

      1. Grant of Option. The Company hereby irrevocably grants to Employee the right and option ("Option") to purchase all or any part of an aggregate of shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement; provided, however, that the grant of this Option is subject to, and contingent upon, approval of the Plan by the shareholders of the Company on or before 12 months after the date the Plan was adopted by the Board of Directors of the Company. This Option is intended to constitute an incentive stock option, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this option shall be $_____ per share, which has been determined to be the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

      3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its President or Chief Executive Officer at any time and from time to time after approval of the Plan by the shareholders of the Company, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                      Percentage of
                                       Shares That
          Number of Full Years       May Be Purchased
          --------------------       ----------------
Less than        _____ year              _____ %

                 _____ year              _____ %

                 _____ years             _____ %

                 _____ years             _____ %

                 _____ years             _____ %

                 _____ years             _____ %

                 _____ years              100%

      This Option is not transferable by Employee otherwise than by will or the laws of descent and distribution, and may be exercised only by Employee during Employee's lifetime and while Employee remains an employee of the Company, except that:

      (a) If Employee's employment with the Company terminates by reason of disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised in full by Employee (or Employee's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) at any time during the period of one year following such termination.

      (b) If Employee dies while in the employ of the Company, Employee's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee, may exercise this Option in full at any time during the period of one year following the date of Employee's death.

      (c) If Employee's employment with the Company terminates for any reason other than as described in (a) or (b) above, unless Employee is terminated for cause, this Option may be exercised by Employee at any time during the period of three months following such termination, or by Employee's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Employee) during a period of one year following Employee's death if Employee dies during such three-month period, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment so terminates. For purposes of this Agreement, "cause" shall mean Employee's gross negligence or willful misconduct in performance of the duties of his employment, or Employee's final conviction of a felony or of a misdemeanor involving moral turpitude.

      This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), or (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) a combination of (a) and (b). No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

      4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall deliver to the Company at the time of such exercise or disposition such amount of money or shares of Stock as the Company may require to meet its obligation under applicable tax laws or regulations, and, if Employee fails to do so, the Company is authorized to withhold from any cash or Stock remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income. Upon an exercise of this Option, the Company is further authorized in its discretion to satisfy any such withholding requirement out of any cash or shares of Stock distributable to Employee upon such exercise.

      5. Status of Stock. Employee understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law. The Company may effect such a registration in the future; however, until the shares of Stock acquirable upon the exercise of the Option have been registered for issue under the Act, the Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. In the event exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

      Employee agrees that the shares of Stock which Employee may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the act and any applicable state securities laws. Employee also agrees that the shares of Stock which Employee may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

      In addition, Employee agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

      6. Employment Relationship. For purposes of this Agreement, Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in Section 425 of the Code) of the Company, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Committee and its determination shall be final.

      7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

      8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Employee has executed this Agreement, all as of the day and year first above written.

                                       PARALLEL PETROLEUM CORPORATION

                                       By:
                                           __________________________

                                           __________________________
                                                   Employee

                                    EXHIBIT 3

                       NONSTATUTORY STOCK OPTION AGREEMENT
                            FOR NONEMPLOYEE DIRECTORS

      AGREEMENT made as of the _____ day of __________, 1992, between PARALLEL PETROLEUM CORPORATION, a Delaware corporation (the "Company"), and ______________________________ ("Director").

      To carry out the purposes of the PARALLEL PETROLEUM CORPORATION 1992 STOCK OPTION PLAN (the "Plan"), by affording Director the opportunity to purchase shares of common stock of the Company ("Stock"), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Director hereby agree as follows:

      1. Grant of Option. The Company hereby irrevocably grants to Director the right and option ("Option") to purchase all or any part of an aggregate of 25,000 shares of Stock, on the terms and conditions set forth herein and in the Plan, which Plan is incorporated herein by reference as a part of this Agreement; provided, however, that the grant of this Option is subject to, and contingent upon, approval of the Plan by the shareholders of the Company. This Option shall not be treated as an incentive stock option within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

      2. Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be $ , which has been determined to be the fair market value of the Stock at the date of grant of this Option. For all purposes of this Agreement, fair market value of Stock shall be determined in accordance with the provisions of the Plan.

      3. Exercise of Option. Subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its President or Chief Executive Officer, at any time and from time to time following the expiration of six months from the date of grant hereof, but, except as otherwise provided below, this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by this Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                                         Percentage of
                                        Shares That May
          Number of Full Years           Be Purchased
          --------------------         ----------------
Less than        1 year                      0%
                 1 year                     50%
                 2 years or more           100%

      This Option is not transferable by Director otherwise than by will or the laws of descent and distribution, and may be exercised only by Director during Director's lifetime and while Director remains a director of the Company, except that:

      (a) If Director ceases to be a director of the Company because of disability (within the meaning of Section 22(e)(3) of the Code), this Option may be exercised in full by Director (or Director's estate or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) at any time during the period of one year following such termination.

      (b) If Director dies while he is a director of the Company, Director's estate, or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director, may exercise this Option in full at any time during the period of one year following the date of Director's death.

      (c) If Director ceases to be a director of the Company for any reason other than as described in (a) or (b) above, unless Director is removed for cause, this Option may be exercised by Director at any time during the period of three months following the date Director ceases to be a director of the Company, or by Director's estate (or the person who acquires this Option by will or the laws of descent and distribution or otherwise by reason of the death of Director) during a period of one year following Director's death if Director dies during such three-month period, but in each case only as to the number of shares Director was entitled to purchase hereunder upon exercise of this Option as of the date Director's employment so terminates. For purposes of this Agreement, "cause" shall mean Director's gross negligence or willful misconduct in the performance of his duties as a director, or Director's final conviction of a felony or of a misdemeanor involving moral turpitude.

      This Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) any combination of (a) or (b). No fraction of a share of Stock shall be issued by the Company upon exercise of an Option or accepted by the Company in payment of the purchase price thereof; rather, Director shall provide a cash payment for such amount as is necessary to effect the issuance and acceptance of only whole shares of Stock. Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Director, Director (or the person permitted to exercise this Option in the event of Director's death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

      4. Status of Stock. Director understands that at the time of the execution of this Agreement the shares of Stock to be issued upon exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities law. The Company may effect such a registration in the future; however, until the shares of Stock acquirable upon the exercise of the Option have been registered for issue under the Act, the

Company will not issue such shares unless the holder of the Option provides the Company with a written opinion of legal counsel, who shall be satisfactory to the Company, addressed to the Company and satisfactory in form and substance to the Company's counsel, to the effect that the proposed issuance of such shares to such Option holder may be made without registration under the Act. In the event exemption from registration under the Act is available upon an exercise of this Option, Director (or the person permitted to exercise this Option in the event of Director's death), if requested by the Company to do so, will execute and deliver to the Company in writing an agreement containing such provisions as the Company may require to assure compliance with applicable securities laws.

      Director agrees that the shares of Stock which Director may acquire by exercising this Option shall be acquired for investment without a view to distribution, within the meaning of the Act, and shall not be sold, transferred, assigned, pledged or hypothecated in the absence of an effective registration statement for the shares under the Act and applicable state securities laws or an applicable exemption from the registration requirements of the Act and any applicable state securities laws. Director also agrees that the shares of Stock which Director may acquire by exercising this Option will not be sold or otherwise disposed of in any manner which would constitute a violation of any applicable securities laws, whether federal or state.

      In addition, Director agrees (i) that the certificates representing the shares of Stock purchased under this Option may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws, (ii) that the Company may refuse to register the transfer of the shares of Stock purchased under this Option on the stock transfer records of the Company if such proposed transfer would in the opinion of counsel satisfactory to the Company constitute a violation of any applicable securities law and (iii) that the Company may give related instructions to its transfer agent, if any, to stop registration of the transfer of the shares of Stock purchased under this Option.

      5. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Director.

      6. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Texas.

      IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and Director has executed this Agreement, all as of the day and year first above written.

                                               PARALLEL PETROLEUM CORPORATION

                                               By:
                                                   __________________________

                                                   __________________________
                                                            Employee